UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

     PURSUANT TO SECTION 14A
of the
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[	X	]	Preliminary Proxy Statement
[		]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[		]	Definitive Proxy Statement
[		]	Definitive Additional Materials
[		]	Soliciting Material Pursuant to Section 240.14a-12

SERVICE SYSTEMS INTERNATIONAL, LTD.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[	X	]	No fee required.
[		]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction: 0
5) Total fee paid: $0.00

[		]	Fee paid previously with preliminary materials.
[		]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration No.:
3) Filing Party:
4) Date Filed:

SERVICE SYSTEMS INTERNATIONAL, LTD.
5763-203 A Street
Langley, British Columbia V3A 1W7 Canada
Telephone (604) 539-9398

October 15, 2002

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Service Systems International, Ltd. to be held at 10:00 a.m. on Friday the 15th of November 2002 at the Executive Hotel, 4201 Lougheed Highway, Burnaby British Columbia V5C 3Y6 in Boardroom “A”. The phone number for the Executive Hotel is 1-800-590-3932 or 1-604-298-1123.

The accompanying Notice of Special Meeting and Proxy Statement describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.

Sincerely,

___________________
 Ken Fielding
President and Chief Executive Officer

SERVICE SYSTEMS INTERNATIONAL, LTD.
5763-203 A Street
Langley, British Columbia V3A 1W7 Canada
Telephone (604) 539-9398

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a Special Meeting of Stockholders of Service Systems International, Ltd. (“Corporation”) will be held at 10:00 a.m. on Friday the 15th of November 2002 at the Executive Hotel, 4201 Lougheed Highway, Burnaby British Columbia V5C 3Y6 in Boardroom “A”. The phone number for the Executive Hotel is 1-800-590-3932 or 1-604-298-1123. At the Special Meeting, stockholders will vote on the following matters:

(1) Amending the Corporation’s Articles of Incorporation to change the name of the Corporation from Service Systems International, Ltd. to UltraGuard Water Systems Corp., and approving the required amendment to the Articles of Incorporation and other actions necessary to complete the change of name.

(2) Authorizing the Corporation’s board of directors to effect a one-for-fifty (1:50) reverse split of the Corporation’s issued and outstanding common stock.

(3) Amending the Corporation’s Articles of Incorporation to increase the Corporation’s authorized common stock from 50,000,000 par value $0.001 to 100,000,000 par value $0.001, and approving the required amendment to the Articles of Incorporation and other actions necessary to complete the increase in authorized common stock.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on October 15, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. A complete list of the stockholders entitled to notice of and to vote at the Special Meeting will be maintained at the Corporation’s principal executive offices during ordinary business hours for a period of ten days prior to the Special Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Special Meeting during this time. The stockholders list will also be produced at the time and place of the Special Meeting and will be open during the whole time thereof.

By Order of the Board of Directors

__________________________
 Ken Fielding, President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO NEVADA AGENCY AND TRUST COMPANY, ATTN: MARK MILLER, AT (775) 322-5623. THE PHONE NUMBER OF THE TRANSFER AGENT IS (775) 322-0626. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

SERVICE SYSTEMS INTERNATIONAL, LTD.
5763-203 A Street
Langley, British Columbia V3A 1W7 Canada
Telephone (604) 539-9398

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of Service Systems International, Ltd. (“Corporation”) to be held on Friday, the 15th of November, 2002 at 10:00 a.m. local time at the Executive Hotel, 4201 Lougheed Highway, Burnaby British Columbia V5C 3Y6 in Boardroom “A”, and at any and all adjournments thereof. The phone number for the Executive Hotel is 1-800-590-3932 or 1-604-298-1123. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see “Solicitation Procedures.” This Proxy Statement is first being mailed to stockholders on or about October 18, 2002.

MATTER TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Special Meeting.

The first proposal is to change the name of the Corporation from Service Systems International, Ltd. to UltraGuard Water Systems Corp. The primary purpose of such a change is to move away from the identification of the Corporation with general industrial processes and establish a new identity specific to the water purification services and innovative technologies offered by the Corporation.

The second proposal is for the consolidation of the Corporation’s capital structure through effecting a one-for-fifty (1:50) reverse split of its common stock. The proposed action is intended to make the Corporation’s stock price and capital structure more attractive to prospective funding and new business opportunities. The par value of the Corporation’s common shares would remain the same.

The third proposal is to increase the authorized number of common shares of the Corporation’s common stock from 50,000,000 common shares par value $0.001 to 100,000,000 common shares par value $0.001. The proposed action is intended to allow the Corporation more flexibility in its ability to issue shares to raise capital or to acquire new business opportunities.

RECORD DATE

The Corporation's securities entitled to vote at the Special Meeting consist of common stock, par value $0.001 per share. Only stockholders of record at the close of business on October 15, 2002 are entitled to notice of and to vote at the Special Meeting. At the record date, the Corporation had outstanding ____________ shares of common stock which were owned by approximately 141 stockholders of record. Each holder of record of common stock on the record date is entitled to one vote per share on the proposals presented at the Special Meeting, exercisable in person or by proxy. The holders of record of common stock on the record date will be entitled to one vote per share on all matters presented to the stockholders.

On the record date, the Corporation’s directors and officers beneficially owned 2,561,766 shares of common stock.

Properly executed proxies received in time for the Special Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the amendment to change the Corporation’s name from Service Systems International, Ltd. to UltraGuard Water Systems Corp., FOR the proposal to effect a one-for-fifty (1:50) reverse split of the Corporation’s common stock and, FOR the increase in the number of the Corporation’s authorized common shares to 100,000,000 par value $0.001. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Special Meeting. However, if any other matters should properly come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Special Meeting is required for the approval of any proposal to be voted upon at the Special Meeting.

Shares abstaining or withheld from voting, as well as broker “non-votes,” are counted as shares represented at the Special Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker “non-votes,” will have the effect of a vote against the proposals. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the Special Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation’s common stock. The costs of soliciting proxies will be paid by the Corporation (estimated to be under $5,000).

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Special Meeting. Any notice revoking a proxy should be sent to Nevada Agency and Trust Company, attn. Mark Miller 50 West Liberty Avenue, Suite 880, Reno, Nevada or forwarded by facsimile to (775) 322-5623. Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of October 15, 2002 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of October 15, 2002, there were __________________ shares of common stock issued and outstanding.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock ($0.001 par value)	Kenneth E. Fielding Chief Executive Officer/Director 5763-203A Street Langley, British Columbia Canada V3A 1W7	1,416,459*	__ %
Common Stock ($0.001 par value)	John R. Gaetz Secretary/Treasurer/Director 5763-203A Street Langley, British Columbia Canada V3A 1W7	1,145,307**	__ %
Common Stock ($0.001 par value)	Carmel International SA Grosvenor Close, Suite 61 Shirley Street N7521 Nassau, Bahamas	4,800,000	__ %
Common Stock ($0.001 par value)	Collingham Investments SA P.O. Box N546 Nassau, Bahamas	4,800,000	__ %
Common Stock ($0.001 par value)	Ivano Decottis 7177 Ridgeview Drive Burnaby, British Columbia Canada V5A 4S14	4,000,000	__ %
Common Stock ($0.001 par value)	Kerrington Corporation Grosvenor Close, Suite 61 Shirley Street N7521 Nassau, Bahamas	5,625,928	__ %
Common Stock ($0.001 par value)	Working Opportunity Fund, Ltd. 2600-1055 West Georgia Street Vancouver, British Columbia Canada V6E 3R5	2,809,723	__ %
Common Stock ($0.001) par value	Directors and Executive Officers as a Group (2)	2,561,766	__ %

* Includes 7,000 shares owned by Mr. Fielding’s minor daughter.
** Includes 33,770 shares owned by Mr. Gaetz’s wife.

EXECUTIVE COMPENSATION

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2001, 2000 and 1999. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officers current and past officers over the last three years.

* The $112,329 due to Mr. Fielding for services rendered was accrued by the Corporation and has not been paid to date.
** The $132,874 due to Mr. Fielding for services rendered is the sum of $44,556 paid and $88,318 accrued by the Corporation that has not been paid to date.
*** 150,500 options were exercised by Mr. Fielding in 2000, the remaining 200,000 options were cancelled at year end 2001.
**** The $98,218 due to Mr. Fielding for services rendered is the sum of $53,218 paid and $45,000 accrued by the Corporation that has not been paid to date.

COMPENSATION OF DIRECTORS

The Corporation’s directors are not compensated for their services as directors.

PROPOSAL ONE

CHANGING THE CORPORATION’S NAME FROM SERVICE SYSTEMS INTERNATIONAL, LTD. TO ULTRAGUARD WATER SYSTEMS CORP.

INTRODUCTION

The Corporation’s board of directors has adopted a resolution, subject to stockholder approval, to amend the Corporation’s Articles of Incorporation to effect a change of the Corporation’s name from Service Systems International, Ltd. to UltraGuard Water Systems Corp.

REASONS FOR PROPOSED NAME CHANGE

The primary purpose of such a change is to move away from the identification of the Corporation with general industrial processes and establish a new identity specific to the water purification services and innovative technologies offered by the Corporation.

IMPLEMENTATION OF THE PROPOSED NAME CHANGE

The name change will be implemented by effecting an amendment to the Corporation’s Article s of Incorporation dated June 21, 1990 replacing the current Article One with a new Article One as follows:

ARTICLE ONE. (NAME). The name of the corporation is: ULTRAGUARD WATER SYSTEMS CORP.

The proposed Amendment to the Articles of Incorporation is attached as Exhibit A hereto.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO CHANGE THE NAME OF THE CORPORATION FROM SERVICE SYSTEMS INTERNATIONAL, LTD. TO ULTRAGUARD WATER SYSTEMS CORP.

PROPOSAL TWO

INTRODUCTION

The Corporation’s board of directors has adopted a resolution, subject to stockholder approval, to effect a one-for-fifty (1:50) reverse stock split of the Corporation’s common stock. The effect of the proposed reverse split upon holders of common stock will be that the total number of shares of the Corporation’s common stock held by each stockholder will be automatically converted into that number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the reverse split divided by fifty, adjusted, as described below, for any fractional shares.

Should the proposal be adopted by the Corporation’s stockholders, each stockholder’s percentage ownership interest in the Corporation and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the adoption of the proposal.

No certificates or script representing fractional shares of the Corporation’s common stock will be issued to stockholders as a result of the reverse split. All fractional shares for one-half share or more will be increased to the next higher whole number of shares and all fractional shares of less than one-half share will be decreased to the next lower whole number of shares, respectively.

REASONS FOR THE REVERSE SPLIT

The primary purpose of a reverse stock split is to combine the outstanding shares of common stock so that the common stock outstanding after the reverse split trades at a significantly higher price per share than it did before the reverse split.

The closing bid price for the common stock on October 14, 2002, was $____ per share. The Over the Counter Bulletin Board does not require any minimum share price for shares to be quoted on it. However, the Corporation believes that such a low quoted market price per share

- may discourage potential new investors,
- increases market price volatility and
- reduces the liquidity of the common stock.

The Corporation believes that the current per share price level of our common stock has reduced the effective marketability of the shares because many leading brokerage firms are reluctant to recommend low priced stock to their clients. Some investors view low-priced stock as unattractive because of the greater trading volatility sometimes associated with these stocks. In addition, a variety of brokerage house policies and practices relating to the payment of brokerage commissions make the handling of low priced stocks unattractive to brokers from an economic standpoint.

In addition, since brokerage commissions on low-priced stock are generally higher as a percentage of the stock price than commissions on higher priced stock, the current share price of the common stock means that stockholders are paying higher transaction costs than they would pay if the share price were substantially higher. The relatively high commission costs also may limit the willingness of institutions to purchase the common stock at its current low share price.

For all the above reasons, the Corporation believes that a reverse stock split is in the best interests of both the Corporation and its stockholders. The Corporation expects that after a reverse stock split, the common stock will trade at a price significantly higher than the current market price of the common stock. However, the Corporation cannot give any assurance that it will trade at fifty times the market price before the reverse stock split.

IMPLEMENTATION OF THE REVERSE SPLIT

The reverse split would be accomplished upon providing notice to the Secretary of State of the State of Nevada as to the stockholders consent to the proposed reverse split as follows:

“At 5.00 p.m. Pacific Time, on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of common stock held by each holder of record on such date shall be automatically combined at the rate of one-for-fifty (1:50) without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares of less than one-half share shall be decreased to the next lower whole number of shares, respectively.”

Assuming the reverse split is approved by the stockholders at the Special Meeting, notice will be filed with the Secretary of State of the State of Nevada, and the reverse split will become effective as of 5:00 p.m., Pacific Time, on the date of such notice. The Corporation expects that such notice will take place on the date the Special Meeting is held. The reverse split may be abandoned by the board of directors at any time before or after the Special Meeting should this proposal not be approved by the stockholders. The shares of common stock held by stockholders of record will be converted at 5:00 p.m., Pacific Time, on the date of filing the notice without any further action on the part of the Corporation or the stockholders, into that number of whole shares of new common stock equal to the number of shares owned immediately prior to the reverse split divided by fifty, adjusted for any fractional shares. The proposed notice as included in an Amendment to the Articles of Incorporation is attached as Exhibit A hereto.

DISSENTER’S RIGHTS

Stockholders have no right under Nevada law or under the Corporation’s Articles of Incorporation or Bylaws to dissent from the reverse split, or to dissent from the rounding to the nearest whole share of any fractional share resulting from the reverse split in lieu of issuing fractional shares.

PRINCIPAL EFFECTS OF THE PROPOSED REVERSE SPLIT

On the date of filing the notice with the Secretary of State of the State of Nevada, the interest of each stockholder of record who owns fewer than fifty shares of common stock will thereby be terminated, and he or she will have no right to vote as a stockholder or share in the assets or any future earnings of the Corporation.

The Corporation currently has an authorized capitalization of 50,000,000 shares of common stock, par value $0.001 per share. The reverse split of the Corporation’s common stock will not reduce the number of authorized common shares or alter the par value. As of October 15, 2002, the Corporation has ______________ shares of common stock issued and outstanding. Based on the Corporation’s best estimates, the aggregate number of shares of common stock that will be issued and outstanding following the reverse split will be ____________ .

The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, the Corporation is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse split will not affect the registration of the common stock under the Exchange Act or the listing of the common stock on the Over the Counter Bulletin Board system.

Should the proposal be approved, the reverse split will result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

EXCHANGE OF CERTIFICATES

Should the proposal to implement the reverse split be adopted, stockholders will be required to exchange their existing stock certificates for new certificates representing post reverse shares of common stock. Stockholders of record on the date on which notice of the reverse split is filed will be furnished with the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by the Corporation’s transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. Stockholders should not submit any certificates until requested to do so.

FEDERAL TAX CONSEQUENCES

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own advisors to determine the particular consequences to them.

The exchange of shares of common stock for shares of post reverse common stock will not result in recognition of gain or loss. The holding period of the shares of post reverse common stock will include the shareholder’s holding period for the shares of common stock exchanged therefore, provided that the shares of common stock were held as a capital asset. The adjusted basis of the shares of post reverse common stock will be the same as the adjusted basis of the shares of common stock exchanged therefore.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO IMPLEMENT THE PROPOSED REVERSE SPLIT.

PROPOSAL THREE

INTRODUCTION

The Corporation’s board of directors has adopted a resolution, subject to stockholder approval, to amend the Corporation’s Articles of Incorporation to authorize an increase in the number of authorized common stock from 50,000,000 to 100,000,000. The proposed increase in the number of authorized common stock will have no affect upon the holders of common stock, except to provide the Corporation with increased flexibility in its ability to issue shares, raise capital or acquire new businesses or properties. The par value of the Corporation’s common stock $0.001 will remain the same.

The Corporation's Articles of Incorporation presently authorizes the issuance by the Corporation of up to 50,000,000 shares of common stock, par value $0.001 per share. As of the record date there were ________________ shares of common stock issued and outstanding, leaving a balance of _____________ shares of common stock authorized and available for issuance.

REASONS FOR THE INCREASE IN AUTHORIZED COMMON STOCK

Due to the limited number of shares of common stock available to be issued, the board of directors has unanimously approved, and voted to recommend that the stockholders approve, an amendment to the Corporation’s Articles of Incorporation pursuant to which the number of shares of common stock which the Corporation would be authorized to issue would be increased from 50,000,000 to 100,000,000 shares. The additional shares of common stock, when issued, would have the same rights and privileges as the shares of common stock now issued. There are no pre-emptive rights relating to the common stock. Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Corporation by making it more difficult or costly. The Corporation is not aware of anyone seeking to accumulate common stock or obtain control of the Corporation, and has no present intention to use the additional authorized shares to deter a change in control.

Although the Corporation does not presently have any plans, intentions, agreements, understandings or arrangements regarding the issuance of the proposed additional shares of common stock, the board of directors believes that it will need to do so in the future. The board of directors believes that an increase in the authorized common stock would provide the Corporation with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of common stock available will give the Corporation the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive the Corporation of the flexibility the board of directors views as important in facilitating the effective use of the Corporation's common stock. Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of common stock may be issued at such time, for such purpose and for such consideration as the board of directors may determine to be appropriate, without further authorization by stockholders.

IMPLEMENTATION OF THE INCREASE IN AUTHORIZED COMMON STOCK

The increase in the authorized common stock would be implemented by effecting an amendment to the Corporation’s Articles of Incorporation, dated June 21, 1990, replacing the current Article Four with a new Article Four as follows:

ARTICLE FOUR. (CAPITAL STOCK). The corporation shall have authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) shares, par value ONE MIL ($0.001) per share, for a total capitalization of $100,000.

The holders of shares of capital stock of the corporation shall not be entitled to preemptive or preferential rights to subscribe to any unissued stock of any other securities which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the board of directors, provided that the consideration so fixed is not less than par value.

The stockholders shall not possess cumulative voting rights at all shareholders meetings called for the purpose of electing a board of directors.

Assuming the increase in authorized common stock is approved by the stockholders at the Special Meeting, an amendment to the Corporation’s Articles of Incorporation will be filed with the Secretary of State of the State of Nevada, and the increase in authorized common stock will become effective as of 5:00 p.m., Pacific Time, on the date of such filing. The Corporation expects that such filing will take place on the date the Special Meeting is held. The increase in authorized common stock may be abandoned by the board of directors at any time before or after the Special Meeting should this proposal not be approved by the stockholders. The proposed Amendment to the Articles of Incorporation is attached as Exhibit A hereto.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED COMMON STOCK.

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the reporting requirements of the Exchange Act and files reports, proxy statements and other information with the Securities and Exchange Commission (“Commission”). You may read and copy any material the Corporation files with the Commission at its public reference rooms. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Corporation’s public filings are also available to the public from commercial document retrieval services and at the web site maintained by the Commission at http://www.sec.gov.

The Commission allows the Corporation to “incorporate by reference” into this document. This means that the Corporation can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that the Corporation has previously filed with the Commission. These documents contain important information about the Corporation and its finances.

1. The Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001; and

2. The Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.

The Corporation is incorporating by reference additional documents that it may file with the Commission between the date of this document and the date of the Special Meeting. You can obtain copies of the Corporation’s Annual Report as well as any of the other incorporated documents. The Corporation will send you the documents incorporated by reference without charge. Stockholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from Ken Fielding, Service Systems International, Ltd., 5763-201 A Street, Langley, British Columbia V3A 1W7 Canada.

Should you wish to request documents the Corporation may subsequently file with the Commission before the Special Meeting, please do so by October 25, 2002 so that the documents can be provided to you prior to the Special Meeting.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Corporation’s Annual Meeting of stockholders in 2003 may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Corporation’s corporate secretary no later than December 31, 2002. All proposals and nominations should be directed to the corporate secretary, Service Systems International, Ltd., 5763-201 A Street, Langley, British Columbia V3A 1W7, Canada. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

OTHER MATTERS

The board of directors is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO NEVADA AGENCY AND TRUST COMPANY, ATTN: MARK MILLER, AT (775) 322-5623. THE PHONE NUMBER OF THE TRANSFER AGENT IS (775) 322-0626.

By Order of the Board of Directors,

Ken Fielding
Chairman of the Board of Directors
and Chief Executive Officer

October 15, 2002
Langley, British Columbia

EXHIBIT A
ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION OF
SERVICE SYSTEMS INTERNATIONAL, LTD.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Service Systems International, Ltd., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the “Corporation”):

Pursuant to the provisions of Section 78.320, the amendments contained herein were duly approved and adopted by a majority of shareholders and by the board of directors of the Corporation.

FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on June 21, 1990.

SECOND: The following amendment to change the name of the Corporation to UltraGuard Water Systems Corp., was adopted by ____________
shares, or __ %, of the _____________ issued and outstanding shares of common stock entitled to approve such amendment.

THIRD: The following amendment to increase the number of shares of the Corporation’s authorized common stock to 100,000,000 shares of common stock par value $0.001, was adopted by ____________ shares, or __ %, of the _____________ issued and outstanding shares of common stock entitled to approve such amendment.

FOURTH: The following action to reverse split the Corporation’s issued and outstanding shares of common stock on a one for fifty basis (1-50), was adopted by ____________ shares, or __ %, of the _____________ issued and outstanding shares of common stock entitled to approve such action.

FIFTH: The ARTICLE ONE of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“ARTICLE ONE. (NAME). The name of the corporation is: ULTRAGUARD WATER SYSTEMS CORP.

SIXTH: The ARTICLE FOUR of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“ARTICLE FOUR. (CAPITAL STOCK). The corporation shall have authority to issue an aggregate of ONE HUNDRED MILLION (100,000,000) shares, par value ONE MIL ($0.001) per share, for a total capitalization of $100,000.

The holders of shares of capital stock of the corporation shall not be entitled to preemptive or preferential rights to subscribe to any unissued stock of any other securities which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the board of directors, provided that the consideration so fixed is not less than par value.

The stockholders shall not possess cumulative voting rights at all shareholders meetings called for the purpose of electing a Board of directors.

SEVENTH: At 5.00 p.m. Pacific Time, on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of common stock held by each holder of record on such date shall be automatically combined at the rate of one-for-fifty (1:50) without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares of less than one-half share shall be decreased to the next lower whole number of shares, respectively.

DATED this 15th of November, 2002.

______________________________
 Ken Fielding, President and Director

SERVICE SYSTEMS INTERNATIONAL, LTD.

Special Meeting of Stockholders —November 15, 2002

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Service Systems International, Inc. does hereby nominate, constitute and appoint Ken Fielding or failing this person, John Gaetz, the true and lawful proxy, agent and attorney of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said Corporation standing in the name of the undersigned at the close of business on October 15, 2002 at the Special Meeting of Stockholders to be held at the Executive Hotel, 4201 Longhheed Highway, British Columbia, Canada V5C 3Y6, Boardroom “A” on November 15, 2002 at 10:00 a.m. or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.

Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PROPOSAL ONE

Proposal to change the Corporation’s name from Service Systems

NOTE: Please print and sign name exactly as your name (or names) appears hereon. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature _____________________________

Print _________________________________

Date _________________________________

Signature ______________________________

Print _________________________________

Date _________________________________

International, Ltd. to UltraGuard Water Systems Corp..

PROPOSAL TWO

Proposal to effectuate a one-for-fifty (1:50) reverse stock split of the Corporation’s common stock.

PROPOSAL THREE

Proposal to increase the number of authorized common stock to
100,000,000 par value $0.001.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY TO THE ATTENTION OF THE
CORPORATION IN THE ENCLOSED ENVELOPE.